UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2004

King Pharmaceuticals,Inc.
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0—24425 (Commission File Number)	54-1684963 (IRS Employer Identification Number)

501 Fifth Street, Bristol, Tennessee (Address of principal executive offices)	37620 (Zip Code)

Registrant’s telephone number, including area code: 423-989-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

     On July 16, 2004, King Pharmaceuticals, Inc., a Tennessee corporation, issued a press release announcing the appointment of Bryan A. Markison as President and Chief Executive Officer and as a member of King’s Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

     The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Exhibits:

Exhibit
Number	Description of Exhibit
99.1	Press Release of King Pharmaceuticals, Inc. dated July 16, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2004	KING PHARMACEUTICALS, INC.

	By:	/s/ James R. Lattanzi
James R. Lattanzi
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit
99.1	Press Release of King Pharmaceuticals, Inc. dated July 16, 2004.